FinanceIt Securitization Limited Partnership ABS-15G

Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

FinanceIt Canada Inc. (the “Servicer”) FinanceIt Securitization Limited Partnership (the “Limited Partnership”) 8 Spadina Ave, Suite 2400 Toronto, Ontario M5V 0S8	4 June 2026

Re:	FinanceIt Securitization Limited Partnership
Asset-Backed Debt Securities, Series 2026-1 Notes (the “Notes”)
Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Servicer, Limited Partnership, Goldman Sachs & Co. LLC, BMO Capital Markets Corp., CIBC World Markets Corp., Goldman Sachs Canada Inc., BMO Nesbitt Burns Inc. and CIBC World Markets Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of fixed-rate, non-revolving, secured and unsecured consumer loans (the “Series 2026-1 Contracts” or “Receivables”) relating to the Limited Partnership’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Limited Partnership, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):
i.	Labeled “Indicative FinanceIt RA Tape Mar 22 2026_ final submission.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Servicer, on behalf of the Limited Partnership, indicated contains information as of 22 March 2026 (the “Preliminary Cut-Off Date”) relating to certain fixed-rate, non-revolving, secured and unsecured consumer loans (the “Preliminary Receivables”) that are expected to be representative of the Receivables and
ii.	Labeled “Pool Check_2026-04-28_final_payment holiday flag_from GS Added Fields.xlsx” and the corresponding record layout and decode information, as applicable (the “Initial Statistical Data File”), that the Servicer, on behalf of the Limited Partnership, indicated contains information as of 26 April 2026 (the “Selection Date” or “Statistical Cut-Off Date”) relating to certain fixed-rate, non-revolving, secured and unsecured consumer loans (the “Initial Statistical Receivables”),

b.	Electronic data files (collectively, the “Term Amortization Schedules”):
i.	Labeled “Payment Counter Differences.xlsx,”
ii.	Labeled “Excel Amort Schedule for Additional Loans 0527.xlsx,”
iii.	Labeled “1.3.6_Payment Counter Differences 0528.xlsx,”
iv.	Labeled “1.3.8.2_Payment Counter Differences 0601.xlsx” and
v.	Labeled “Payment Counter Differences 0603.xlsx”

and the corresponding record layout and decode information, as applicable, that the Servicer, on behalf of the Limited Partnership, indicated contains amortization information as of the Preliminary Cut-Off Date relating to the Sample Receivables (as defined in Attachment A), as applicable,

c.	Imaged copies of the following items (collectively, the “Source Documents,” together with the Term Amortization Schedules, the “Sources”):
i.	The loan agreement and corresponding initial disclosure statement, amendments or other related documents (collectively and as applicable, the “Loan Agreement”),
ii.	Certain printed screen shots, account summary and payment histories information from the Servicer’s servicing system (collectively and as applicable, the “System Screen Shots”) and
iii.	The borrowers’ credit bureau reports or other related documents (collectively and as applicable, the “Credit Bureau Reports”),

as applicable, that the Servicer, on behalf of the Limited Partnership, indicated relate to the Sample Receivables,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File and Statistical Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File and Statistical Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Limited Partnership is responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Initial Statistical Data File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Servicer, on behalf of the Limited Partnership, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables, Initial Statistical Receivables, Statistical Receivables (as defined in Attachment A) or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Servicer, on behalf of the Limited Partnership, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Limited Partnership and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

4 June 2026

Attachment A Page 1 of 1

Procedures performed and our associated findings

1.	As instructed by the Servicer, on behalf of the Limited Partnership, we randomly selected a sample of 150 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”). For the purpose of this procedure, the Servicer, on behalf of the Limited Partnership, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Receivables are referred to as Sample Receivable Numbers 1 through 150.

2.	For each Sample Receivable, we compared the Sample Characteristics, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Limited Partnership, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Servicer, on behalf of the Limited Partnership, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

3.	As instructed by the Servicer, on behalf of the Limited Partnership, we removed the Initial Statistical Receivables from the Initial Statistical Data File that did not have both a(n):
a.	Payment Holiday Flag that is <blank> and
b.	Additional Removal that is <blank>,

both as shown on the Initial Statistical Data File.

The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File” and the Initial Statistical Receivables on the Statistical Data File are hereinafter referred to as the “Selected Contracts” or “Statistical Receivables,” which the Servicer, on behalf of the Limited Partnership, indicated are expected to be representative of the Receivables.

4.	For each fixed-rate, non-revolving, secured and unsecured consumer loan on the Preliminary Data File and Statistical Data File, we compared the account number, as shown on the Preliminary Data File, to the corresponding account number, as shown on the Statistical Data File, and noted that:
a.	3,314 of the Statistical Receivables included on the Statistical Data File were not included on the Preliminary Data File and
b.	1,957 of the Preliminary Receivables included on the Preliminary Data File were not included on the Statistical Data File, 13 of which were Sample Receivables (the “Removed Sample Receivables”).

The Removed Sample Receivables are Sample Receivable Numbers 26, 29, 42, 68, 94, 98, 104, 109, 112, 116, 146, 148 and 150.

5.	For the Sample Receivables included on the Statistical Data File, we compared the Sample Characteristics, as shown on the Preliminary Data File, to the corresponding information, as shown on the Statistical Data File, subject to the additional instruction(s) described in the succeeding paragraph(s) of this Item. All such compared information was found to be in agreement.

For the purpose of this procedure, the Servicer, on behalf of the Limited Partnership, instructed us not to compare the:

a.	Current principal balance, remaining term and current interest rate Sample Characteristics and
b.	Contractual payment for any Sample Receivable with a loan type of “5,” as shown on the Statistical Data File,

due to the passage of time between the Preliminary Cut-Off Date and Statistical Cut-Off Date.

Exhibit 1 to Attachment A

Sample Characteristics and Source(s)

Sample Characteristic	Preliminary Data File Field Name	Source(s)

Account number	Loan_num	System Screen Shots
Loan type	Loan_type	System Screen Shots
Amount financed	Original_loan_amount	(a) Loan Agreement and recalculation or (b) Loan Agreement, System Screen Shots and recalculation
Original interest rate	Promo rate	Loan Agreement
Original term	Original_loan_term	(a) Loan Agreement or (b) Loan Agreement and recalculation
Promotion term	Subvention Period	Loan Agreement
Contractual payment	Scheduled Payment Amount	Loan Agreement
Borrower province	Borrower_province	Loan Agreement
Current principal balance	Closing_principal_balance	System Screen Shots
Remaining term	Remaining_loan_term	(a) Loan Agreement, System Screen Shots and recalculation or (b) System Screen Shots, Term Amortization Schedules and recalculation
Current interest rate	Current Rate	System Screen Shots
Origination date	Date_of_advance	System Screen Shots
Credit score	Underwriting Score	Credit Bureau Reports
Total debt servicing ratio	TDSR	(a) System Screen Shots and recalculation or (b) Loan Agreement, System Screen Shots and recalculation
Days delinquent	Days Delinquent	System Screen Shots

Notes:

i.	The account number Sample Characteristic is for identification purposes only.

Exhibit 1 to Attachment A

ii.	For the purpose of comparing the loan type Sample Characteristic, the Servicer, on behalf of the Limited Partnership, instructed us to note agreement if the loan type, as shown on the Preliminary Data File, agreed with the corresponding information, as shown in the System Screen Shots, in accordance with the decode table shown below, as applicable:

Preliminary Data File Value	System Screen Shots Value(s)
1	Subvention of “none”
2	Subvention of “0% Interest” and “Equal Payments”
3	(a) Subvention of “Interest Rate Buy-Down” and (b) The promotion term is equal to the original term
4	Subvention of “No Payments & No Interest”
5	(a) Subvention of “Interest Rate Buy-Down” and (b) The promotion term is less than the original term

iii.	For the purpose of comparing the amount financed Sample Characteristic for any Sample Receivable that is not a Multi-Stage Sample Receivable (as defined in the succeeding paragraph(s) of this note), the Servicer, on behalf of the Limited Partnership, instructed us to use the sum of the:
a.	Purchase amount and
b.	Administration fee, as applicable,

both as shown in the Loan Agreement.

For the purpose of comparing the amount financed Sample Characteristic for any Sample Receivable with a “multi-stage” section, as shown in the System Screen Shots (each, a “Multi-Stage Sample Receivable”), the Servicer, on behalf of the Limited Partnership, instructed us to use the sum of:

(1)	The purchase amount, as shown in the Loan Agreement,
(2)	The administration fee, as applicable, as shown in the Loan Agreement, and
(3)	All principal payments paid prior to the loan finalization, as shown in the System Screen Shots.

iv.	For the purpose of comparing the original term Sample Characteristic for any Sample Receivable that does not have a loan type of “4,” as shown on the Preliminary Data File, the Servicer, on behalf of the Limited Partnership, instructed us to use the term, as shown in the Loan Agreement.

For the purpose of comparing the original term Sample Characteristic for any Sample Receivable with a loan type of “4,” as shown on the Preliminary Data File, the Servicer, on behalf of the Limited Partnership, instructed us to use the sum of the:

a.	Term and
b.	Promotion term,

both as shown in the Loan Agreement.

v.	For the purpose of comparing the promotion term Sample Characteristic for any Sample Receivable with a loan type of “1,” as shown on the Preliminary Data File, the Servicer, on behalf of the Limited Partnership, instructed us to note agreement with a promotion term of “0,” as shown on the Preliminary Data File.

For the purpose of comparing the promotion term Sample Characteristic for any Sample Receivable with a loan type of “2” or “3,” as shown on the Preliminary Data File, the Servicer, on behalf of the Limited Partnership, instructed us to use the original term, as shown in the Loan Agreement.

For the purpose of comparing the promotion term Sample Characteristic for any Sample Receivable with a loan type of “4” or “5,” as shown on the Preliminary Data File, the Servicer, on behalf of the Limited Partnership, instructed us to use the promotion term, as shown in the Loan Agreement.

Exhibit 1 to Attachment A

vi.	The Servicer, on behalf of the Limited Partnership, indicated that certain of the System Screen Shots contained account activity that occurred after the Preliminary Cut-Off Date. For the purpose of comparing the current principal balance and current interest rate Sample Characteristics, the Servicer, on behalf of the Limited Partnership, instructed us to only consider account activity shown in the System Screen Shots that occurred on or prior to the Preliminary Cut-Off Date.

vii.	For the purpose of comparing the remaining term Sample Characteristic for each Sample Receivable (except for the Sample Receivables described in the succeeding paragraph(s) of this note), the Servicer, on behalf of the Limited Partnership, instructed us to use the difference between the:
a.	Original term, as determined herein, and
b.	Difference in months between the:
(1)	Term start date, as shown in the System Screen Shots, and
(2)	Preliminary Cut-Off Date.

For the purpose of comparing the remaining term Sample Characteristic for (a) any Sample Receivable with a “SP” payment occurring after the term start date, both as shown in the System Screen Shots, and prior to the Preliminary Cut-Off Date and (b) Sample Receivable Numbers 49, 75, 111 and 133, the Servicer, on behalf of the Limited Partnership, instructed us to use the difference in months between the:

(1)	Earlier of the:
(a)	Term end date, as shown in the System Screen Shots, and
(b)	Last payment date, as shown in the Term Amortization Schedules,

and

(2)	Preliminary Cut-Off Date.

viii.	For the purpose of comparing the origination date Sample Characteristic for any Sample Receivable that is not a Multi-Stage Sample Receivable, the Servicer, on behalf of the Limited Partnership, instructed us to use the term start date, as shown in the System Screen Shots.

For the purpose of comparing the origination date Sample Characteristic for any Multi-Stage Sample Receivable, the Servicer, on behalf of the Limited Partnership, instructed us to use the earliest date shown in the rate timeline, as shown in the System Screen Shots.

ix.	For the purpose of comparing the credit score Sample Characteristic, the Servicer, on behalf of the Limited Partnership, instructed us to use the highest credit score that is shown in the Credit Bureau Reports.

x.	For the purpose of comparing the total debt servicing ratio Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 16, 29, 96 and 148), the Servicer, on behalf of the Limited Partnership, instructed us to use the quotient of the:
a.	Sum of the:
(1)	Value corresponding to “this loan,”
(2)	Value(s) corresponding to “installment” for the borrower and coborrower, as applicable,
(3)	Value(s) corresponding to “revolving” for the borrower and coborrower, as applicable,
(4)	Value(s) corresponding to “open” for the borrower and coborrower, as applicable, and
(5)	Greater of the:
(a)	Sum of the value(s) corresponding to “housing” for the borrower and coborrower, as applicable, and
(b)	Sum of the value(s) corresponding to “mortgage” for the borrower and coborrower, as applicable,

divided by

b.	Sum of the value(s) corresponding to “income” for the borrower and coborrower, as applicable,

all as shown in the System Screen Shots.

Exhibit 1 to Attachment A

For the purpose of comparing the total debt servicing ratio Sample Characteristic for Sample Receivable Numbers 16, 29, 96 and 148, the Servicer, on behalf of the Limited Partnership, instructed us to use the quotient of the:

(1)	Sum of the:
(a)	Contractual payment, as shown in the Loan Agreement,
(b)	Value(s) corresponding to “installment” for the borrower and coborrower, as applicable, as shown in the System Screen Shots,
(c)	Value(s) corresponding to “revolving” for the borrower and coborrower, as applicable, as shown in the System Screen Shots,
(d)	Value(s) corresponding to “open” for the borrower and coborrower, as applicable, as shown in the System Screen Shots, and
(e)	Greater of the:
(i)	Sum of the value(s) corresponding to “housing” for the borrower and coborrower, as applicable, as shown in the System Screen Shots, and
(ii)	Sum of the value(s) corresponding to “mortgage” for the borrower and coborrower, as applicable, as shown in the System Screen Shots,

divided by

(2)	Sum of the value(s) corresponding to “income” for the borrower and coborrower, as applicable, as shown in the System Screen Shots.

xi.	For the purpose of comparing the days delinquent Sample Characteristic, the Servicer, on behalf of the Limited Partnership, instructed us to note agreement with a days delinquent of “0,” as shown on the Preliminary Data File, if the System Screen Shots did not contain an “arrears log” section.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Limited Partnership, described in the notes above.